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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 1999

                                  -------------
                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)
                                  -------------

      Delaware                      0-7949                     99-0156159
(State of incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

  999 Bishop Street Honolulu, Hawaii                              96813
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (808) 525-7000

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Item 5. Other Events

      BancWest Corporation, a Delaware corporation (the "registrant" or "BancWest"), Bank of the West, a California corporation and wholly-owned subsidiary of BancWest, and SierraWest Bancorp, a California corporation ("SierraWest"), have entered into an Agreement and Plan of Merger, dated as of February 25, 1999 (the "Merger Agreement"), whereby SierraWest and its wholly-owned banking subsidiary, SierraWest Bank will be merged with and into Bank of the West, with Bank of the West as the surviving entity (the "Merger"). The Merger was announced in a press release issued by BancWest and SierraWest on February 25, 1999.

      As a result of the Merger, each outstanding share of common stock of SierraWest ("SierraWest Common Stock") will be canceled and converted into 0.82 shares of common stock of BancWest ("BancWest Common Stock").

      Concurrently with the execution and delivery of the Merger Agreement, SierraWest and BancWest entered into a Stock Option Agreement (the "Stock Option Agreement") whereby SierraWest has granted to BancWest an option to purchase up to 1,059,490 shares of SierraWest Common Stock at a price of $28.875 per share, exercisable only upon the occurrence of certain events. The Stock Option Agreement provides BancWest (1) with the right, in certain circumstances, to require SierraWest to repurchase the option and any shares acquired by exercise of the option and (2) with the right to require SierraWest to register the SierraWest Common Stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

      Consummation of the Merger is subject to various conditions, including:
(1) approval of the Merger Agreement by SierraWest's shareholders; (2) receipt of requisite regulatory approvals from federal and state banking regulatory authorities; (3) receipt of opinions as to the tax treatment of certain aspects of the Merger; and (4) satisfaction of certain other conditions. This transaction is expected to be accounted for under the pooling of interests accounting method.

      The Merger Agreement, the Stock Option Agreement and the press release, are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Merger Agreement and Stock Option Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.
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Item 7. Financial Statements and Exhibits.

       (c)Exhibits.

            2 Agreement and Plan of Merger, dated as of February 25, 1999, among BancWest Corporation, Bank of the West and SierraWest Bancorp

            10 Stock Option Agreement, dated as of February 25, 1999, between SierraWest Bancorp and BancWest Corporation

            99 Press Release of BancWest Corporation and SierraWest Bancorp issued February 25, 1999, regarding the Merger
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANCWEST CORPORATION

Dated: February 26, 1999                   By: /s/ Howard H. Karr
                                              ---------------------------
                                              Name:Howard H. Karr
                                              Title: Executive Vice President
                                                     and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                         Description                            Page

      2 Agreement and Plan of Merger, dated as of February 25, 1999, among BancWest Corporation, Bank of the West and SierraWest Bancorp

      10 Stock Option Agreement, dated as of February 25, 1999, between SierraWest Bancorp and BancWest Corporation

      99 Press Release of BancWest Corporation and SierraWest Bancorp issued February 25, 1999, regarding the Merger